SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934


Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[  ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Security Bank Holding Company
        (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than
                           Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-
     6(i)(4) and 0-11.
       1) Title of each class of securities to which transaction applies:
       2) Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction:
       5) Total fee paid:
[ ]  Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)Amount Previously Paid:
       2)Form, Schedule or Registration No.:
       3)Filing Party:
       4)Date Filed:



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                  SECURITY BANK HOLDING COMPANY

                    NOTICE OF ANNUAL MEETING

                               AND

                         PROXY STATEMENT






















                          Meeting Date:
                         April 21, 1998
                            2:00 p.m.


                            Location:
                          Red Lion Inn
                     1313 N. Bayshore Drive
                     Coos Bay, Oregon  97420


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SECURITY BANK HOLDING COMPANY
170 S. Second St.
Coos Bay, Oregon  97420



Dear Shareholder:

You are cordially invited to attend Security Bank Holding
Company's Annual Meeting of Shareholders. The meeting will be held at the Red Lion Inn, located at 1313 N. Bayshore Drive, Coos
Bay, Oregon on Tuesday, April 21, 1998 at 2:00 p.m.

The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy for the Company follow. Even if you plan to attend the Annual Meeting in person, it is important that you return the enclosed Proxy to ensure that every shareholder's shares are voted at the meeting. Please mark, date, sign, and return your Proxy promptly in the enclosed postage-paid return envelope.

The directors, officers, and employees of Security Bank Holding
Company look forward to seeing you at the Annual Meeting.



Sincerely,

/s/ Chuck Brummel

Chuck Brummel
Chairman of the Board
President and Chief Executive Officer


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SECURITY BANK HOLDING COMPANY
170 S. Second St.
Coos Bay, Oregon  97420



NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, APRIL 21, 1998



NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Security Bank Holding Company (the "Company") will be held at the Red Lion Inn located at 1313 N. Bayshore Drive, Coos Bay, Oregon, at 2:00 p.m., Pacific Time, April 21, 1998, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

     1.To elect three directors to serve a two year term and two directors to serve a three year term, or until their successors are duly elected and qualified; and

     2.To transact such other business as may properly come before the meeting.

Holders of record of common stock of the Company at the close of business on March 2, 1998, are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.

By order of the Board of Directors

/s/ Chuck Brummel

Chuck Brummel
Chairman of the Board
President and Chief Executive Officer


March 3, 1998
Coos Bay, Oregon



YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ATTACHED PROXY USING THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.


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PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF SECURITY BANK HOLDING COMPANY
April 21, 1998

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting of Shareholders of Security Bank Holding Company (the "Company"), to be held at the Red Lion Inn, 1313 N. Bayshore Drive, Coos Bay, Oregon, Tuesday, April 21, 1998, at 2:00 Pacific Time (the "Meeting").

Only the holders of common stock (the "Common Stock") as shown on the Company's records as of March 2, 1998 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. A quorum for the purpose of transacting business requires the presence, in person or by proxy, of the holders of a majority of the outstanding shares. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum, nor will it affect the election of Directors. At the close of business on the Record Date, there were 4,445,486 shares of Common Stock issued and outstanding, with each share being entitled to one vote. In the election of directors, each share is entitled to one vote for each director position to be filled, and shareholders may not accumulate votes.

Proxies in the form enclosed are being solicited by the Board of Directors. Execution of the proxy will not in any way affect a shareholder's right to attend the Meeting and vote in person, and shareholders giving proxies may revoke them at any time before they are exercised by submitting (i) a written revocation, or
(ii) a duly executed proxy bearing a later date, to the Secretary of the Company at 170 S. Second St., Coos Bay, Oregon 97420 prior to commencement of the Meeting, or at the Meeting. Attendance at the Meeting will not, of itself, revoke a previously executed proxy.

If a proxy in the enclosed form is executed and returned, the shares represented will be voted according to your instructions at the Meeting. If no instructions are given, the proxy will be voted FOR the election of the nominees for directors, and in the proxyholder's discretion on any other matters that may properly come before the shareholders at the Meeting.

This Proxy Statement is being mailed to shareholders on or about March 3, 1998. The entire cost of solicitation of proxies will be borne by the Company, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company, but such persons will not be specifically compensated for this service.

The date of this proxy statement is March 3, 1998.


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BUSINESS TO BE CONDUCTED AT THE MEETING

Agenda Item 1. Election of Directors

The Bylaws of the Company provide for a Board of Directors consisting of not more than 15 directors, with the exact number determined from time to time by resolution of the Board of Directors. The Bylaws of the Company provide further that Directors are elected to serve staggered three year terms of office. The Board has set the number of Directors at seven. All Directors are serving terms which will expire in 1998 or 1999. Two Directors have completed their terms, and three were appointed in 1997 to one year terms. These five positions are open for election. The Nominating Committee of the Board of Directors is nominating Ronald C. LaFranchi, R.T. Green and Robert Fullhart to be elected to serve two year terms, and William A. Lansing and Glenn A. Thomas to be elected to serve three year terms. All of the nominees are currently serving as members of the Board.

It is the intention of the persons named in the Proxy to vote FOR the election of the nominees identified above. If any nominee is not available for election, the Proxy will be voted by the individuals named in the Proxy for such substitute nominee as the Nominating Committee may designate. Management has no reason to believe any nominee will be unavailable to serve.

Recommendation of the Board of Directors
Directors are elected by a plurality of the votes cast. Shareholders are not entitled to accumulate votes for Directors. Rather, each shareholder may cast votes equal to the number of shares held for each of the three open positions. The Board of Directors recommends a vote FOR the election of all nominees.

Information Regarding Directors and Nominees
The following table shows as to each nominee for Director and for those Directors whose terms have not yet expired, the identified information as of March 2, 1998:

                                                       Year
                                                    Elected or
                                                    Appointed   Year Term
Name                     Age       Position        as Director   Expires
Charles D. Brummel       58  Director/President/CEO    1974        1999
William A. Lansing       51       Director             1991        1998
Kenneth P. Messerle      57       Director             1992        1999
Ronald C. LaFranchi      45       Director             1997        1998
Glenn A. Thomas          56       Director             1995        1998
R.T. Green               59       Director             1997        1998
Robert Fullhart          66       Director             1997        1998


Information concerning the share ownership of directors can be found below under "PRINCIPAL SHAREHOLDERS."

-page-

Experience of Directors
The business experience of each of the directors and executive officers for at least the past five years has been as follows:

   Charles D. Brummel currently serves as Chairman of the Board, and serves as Director, President and Chief Executive Officer of the Company. He was a director of the Board of the Oregon Bankers Association from 1977 to 1989 and served as its president in 1986/1987. He is Chairman of the Board of Directors of the OBA Insurance Agency. He also served as a director of the American Bankers Association from 1986 to 1989 and currently serves as a member of the Board of Directors of Security Bank and Lincoln Security Bank. Mr. Brummel is also a director of BancInsure.

   William A. Lansing is President of Menasha Corporation Forest
   Products Group, in North Bend, Oregon, where he has been employed since 1970. Lansing serves on the Growth and Nominating Committees and is Chairman of the Compensation &
   Benefits Committee.

   Kenneth C. Messerle recently sold his share in the family business of Messerle & Sons, Inc., a cattle and timber corporation, in Coos County, and formed a cattle brokerage business. In 1996, he was elected to the State Legislature for District 48. He serves on Security Bank's Loan Committee and the Company's Growth Committee and is Chairman of the Audit/Exam Committees of both the Company and Security Bank. Mr. Messerle also serves on the Board of Directors of Lincoln Security Bank.

   Ronald C. LaFranchi is the owner of Ron's Oil Co., a chain of independently owned, name brand retail gasoline stations he started in 1976. He presently operates 17 stations located throughout Oregon, as well as a propane gas division which serves in excess of 700 predominately retail customers.

   Glenn A. Thomas is the owner of Thomas & Son Beverage, Inc., and its subsidiaries, Thomas & Son Trucking and Thomas & Son Transportation Systems, in Coos Bay, Oregon. He has been the Oregon Director for the Rocky Mountain Wholesalers Association, a director and officer of Oregon Beer & Wine Distributors Association, and a director of National Beer Wholesalers. He serves on Security Bank's Loan Committee, and the Company's Compensation & Benefits, Audit/Exam and Growth Committees.

   R.T Green is President and Chief Executive Officer of Pacific State Bank, a subsidiary of the Company acquired in 1997. He has been CEO of Pacific State Bank since 1995. Prior to that time he was in retirement from the position of Vice President and Loan Administrator at Security Bank, positions he held from 1986 to 1992. Mr. Green has over 35 years of banking experience.

   Robert Fullhart has been a Director of Pacific State Bank since 1989, joining Security Bank Holding Company's Board in 1997 as a result of the acquisition of Pacific State Bank. He is the owner of Fullhart Insurance Agency, which has five offices in Oregon.


During the year ended December 31, 1997 the Board of Directors held 12 regularly scheduled meetings. All directors attended at least 75 percent of the board meetings and committee meetings during the year.

-page-

Committees
The Company's Board of Directors has established a Compensation Committee comprised of William A. Lansing, Glenn A. Thomas and Charles D. Brummel. The Compensation Committee determines the salary of the Chief Executive Officer and the bonuses and stock option grants to Chief Executive Officer and other executive officers of the Company.

The Board of Directors has a standing Audit Committee consisting of Kenneth P. Messerle, Ronald C. LaFranchi and Robert Fullhart. The Audit Committee is responsible for overseeing regulatory compliance matters, and reviewing periodic examinations by state and federal regulators of the Company and the subsidiary banks.

The Board of Directors appointed a Nominating Committee, consisting of Glenn A. Thomas, Ronald C. LaFranchi, William A. Lansing, and Charles D. Brummel, to recommend nominees for election of directors at the annual meeting of shareholders. Shareholders who wish to make recommendations to the Nominating Committee for directors to be nominated for election at the 1999 annual meeting of shareholders may do so in writing addressed to the Secretary of the Corporation at the address indicated above no later than November 5, 1998.


Compensation
Pursuant to the Board of Directors Compensation Plan for 1997 (the Plan), directors of the Company each received $400 in compensation for each meeting of the Board of Directors attended in 1997, and $100 for each committee meeting attended. Payment was made in the form of cash or Company stock. Directors also receive shares of Company stock as additional incentive compensation based upon the performance of the Company.
Directors received an aggregate of 566 shares of Company stock in the form of incentive compensation for the year ended December 31, 1997.

The Plan is in the process of being amended to provide payment in the amount of $1,000 per month. Directors have the option of electing the form of payment, which can be either in cash or Company stock.


Executive Officers
Charles D. Brummel is Chief Executive Officer and President of the Company. Michael J. Delvin is Executive Vice President and Chief Financial Officer of the Company. Antoinette M. Poole is Executive Vice President and Loan Administrator of the Company, and is also an executive officer of Security Bank. Executive Officers serve at the discretion of the Board of Directors.

The following sets forth certain information about the executive officers of the Company, other than Chuck Brummel:

   Michael J. Delvin, age 49 employed by the Company since 1992, is Executive Vice President and Chief Financial Officer of the Company. Delvin was previously employed by First Interstate Bank. He serves as Chair for Oregon Bankers Association Services, Inc, a for profit subsidiary of the OBA.

   Antoinette M. Poole, age 51 serves as the Company's Executive
   Vice President and Loan Administrator. She has been employed by Security Bank since 1976, and is a trustee of the Company's Employee Stock Ownership Plan.

Information concerning share ownership of executive officers can be found below under "PRINCIPAL SHAREHOLDERS."


-page-

Executive Compensation
The following table sets forth compensation earned for the fiscal year ended December 31, 1997 by each executive officer of the Company receiving over $100,000 of total compensation during such year:

Name and Principal                            Other          Total
Position                Salary    Bonus    Compensation   Compensation
Charles D. Brummel     $130,016  $68,684     $4,787        $203,487
President/Chief
Executive Officer
Director

Michael J. Delvin       $84,923  $39,248     $--           $124,171
Executive Vice
President

____________________
(1) Consisting of Company provided auto.

Incentive Cash Bonus Plan. The Board of Directors of the Company believes that an incentive bonus based on earnings motivates management to perform at the highest levels. Management performance has a direct impact on the short-range and long-range profitability and viability of the institution and an incentive bonus promotes the retention of qualified management. Directors also believe that compensation programs with incentive pay as a significant portion of compensation allow base salaries to remain relatively constant, even during highly profitable periods, thereby containing salary costs during any less profitable periods. The management incentive bonus program is at the discretion of the Board. Specific performance levels and awards are developed by the Compensation Committee of the Board and approved annually by the Board of Directors. The size of the total incentive is determined by a formula based upon the earnings of the Company. The two named officers received 64% and 36% of this total respectively during the course of the year.

Phantom Stock Deferred Compensation Plan. As of January 1, 1996, Security Bank established a deferred compensation plan for a select group of key employees to provide for unfunded, non-qualified deferred compensation to assist in attracting and retaining such key employees and to encourage such employees to devote their best efforts to the business of the Bank. An eligible employee is permitted to defer up to 20% of that employee's base salary and 100% of any cash bonus, and is required to defer not less than 2% of base salary and 20% of any cash bonus. Deferred compensation is credited to the participant's account in the form of Phantom Stock Units, the number of units being determined by dividing the amount of the compensation deferred by the base price established annually by the Board of Directors for that Plan Year's deferrals. The base price of each unit is the average of the bid and ask prices of the Company's common stock for the last ten trading days of the preceding calendar year. Distributions to a participating employee are made in cash only and are made within 60 days after the earlier of the employee's death, disability, termination of employment, change of control of the Bank or the attainment of the age specified in the Plan agreement between the employee and the Bank. Upon distribution, the deferred compensation amount is valued by multiplying the cumulative number of Phantom Stock Units by the average of the bid and ask prices of Company common stock on the date of distribution. Currently, Mr. Brummel is the only participant in the plan.

-page-

Severance Agreement. In addition to Mr. Brummel's regular compensation, the Company has agreed to pay him additional compensation should his employment with the Company be terminated under certain conditions. The severance agreement is effective only if Mr. Brummel's employment is involuntarily terminated in connection with the merger or sale of the Company, or if he elects to terminate his employment within one year of a merger or sale. In the event of such a termination, the Company has agreed to pay Mr. Brummel a sum equal to twelve times his monthly base salary in effect at the time of the merger or sale. The base salary includes monthly gross salary but does not include bonuses or other compensation, plus any deferred or unpaid portion of his annual bonus. If the severance agreement had been triggered as of December 31, 1997, Mr. Brummel would have been entitled to a payment of $149,616.

Stock Option Plan. The Company adopted a combined incentive and non-qualified stock option plan (the "Plan") effective May 1, 1995, and approved by the shareholders at the annual shareholders meeting on March 20, 1996. Pursuant to the Plan, options may be granted at the discretion of the Board of Directors or such committee as it may designate, to key employees, including employees who are directors of the Company.

The purpose of the plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain the services of people with training, experience and ability and to provide additional incentive to key employees and directors of the Company by giving them an opportunity to participate in the ownership of the Company.

The Plan reserves 276,000 shares of the Company's unissued common stock for possible grants to employees. The purchase price of shares issuable upon exercise of options is not less than 100% of the fair market value per optioned share at the time of the grant. Each option granted under the plan is exercisable for up to ten years following the date of grant. Options become exercisable as to 20% of the shares one year after the date of grant, with an additional 20% becoming exercisable each year thereafter.

As of December 31, 1997, options to purchase 101,600 shares, adjusted for stock dividends and splits, have been granted pursuant to the Plan. There were 5,000 options granted to employees in 1997. Michael J. Delvin exercised 11,040 options in 1997, leaving his outstanding unexercised options at 16,560. The following table sets forth information regarding options held by named executive officers as of March 2, 1998:

                                Percentage
                     Number        of
                       of         Total    Exercise    Expiration
Name                 Shares      Options     Price       Date
Charles D. Brummel   69,000       76.2%      $5.67   April 30,2005
Michael J. Delvin    16,560       18.3%      $5.67   April 30,2005

-page-

Compliance with Section 16 Filing Requirements
Section 16 of the Securities Exchange Act of 1934, as amended, ("Section 16") requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Company's Common Stock file an initial report of their ownership of the Company's securities on Form 3 and report changes in their ownership of the Company's securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1997, the Company believes that all reporting persons made all filings required by Section 16 on a timely basis, with the exception of R.T. Green and Robert Fullhart, who became Directors of the Company upon consummation of the Pacific State Bank merger. These Directors have subsequently filed the required reports.


Related Transactions with Directors and Officers
Some of the directors and officers of the Company and of the Bank, and members of their immediate families and firms and corporations with which they are associated, have had transactions with the Company, including borrowings and investments in time deposits. All such loans and investments have been made in the ordinary course of business, have been made on substantially the same terms, including interest rates paid or charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1997, the aggregate outstanding amount of all loans to officers and directors was approximately $3,837,000, which represented approximately 13.5% of the Company's consolidated shareholders' equity at that date. In addition, the Company had deposits from Directors and Officers totaling $3,338,000 as of December 31, 1997.

No director or principal officer of the Company has a direct family relationship with another director or executive officer of the Company or the Bank.



-page-

Securities Ownership of Directors, Officers and Principal Shareholders

The following table sets forth as of March 2, 1998, the shares of common stock beneficially owned by all of the directors, nominees for election as directors, and executive officers of the Company. As of that date there were 4,445,486 shares of the Company's common stock issued and outstanding. All shares are held directly unless otherwise indicated.

                                            Number of      Percent of
Name(1)                                      Shares          Class

Charles D. Brummel (Director/Officer)(2)     77,020 (2)       1.73%
Michael J. Delvin (Officer)(3)                9,960 (3)           *
William A. Lansing (Director)(4)             20,784 (4)           *
Kenneth C. Messerle (Director)(5)             4,697 (5)           *
Antoinette M. Poole (Officer)(6)             19,902 (6)           *
Glenn A. Thomas (Director)(7)                 6,155 (7)           *
Ronald C. LaFranchi (Director)(8)           710,354 (8)      15.98%
R.T. Green (Director)(9)                      2,063 (9)           *
Robert Fullhart (Director)(10)                8,016 (10)          *

All Directors and Executive Officers        858,951 (2-10)   19.32%
 as a Group (9 persons)

____________________
*  Less than 1.0%

(1) The business address of all directors and officers is 170 S. Second St., Coos Bay, Oregon 97420.
(2) Charles D. Brummel's holdings include 3,025 shares held jointly with his spouse in his spouse's trust and 46,395 shares in the ESOP (364 of which are allocated to Mr. Brummel's spouse).
    Also includes 27,600 shares covered by stock options exercisable in 60 days.
(3) Michael J. Delvin holds 9,955 shares in the ESOP.
(4) William A. Lansing holds 20,784 shares jointly with his spouse.
(5) Kenneth C. Messerle's holdings include 4,619 shares held jointly with his spouse and 78 shares held jointly with his grandchildren.
(6) Antoinette M. Poole includes 239 shares held directly and 19,663 shares in the ESOP.
(7) Glenn A. Thomas holds 5,905 shares jointly with his spouse.
(8) Includes 12,000 shares held in a custodial capacity for the benefit of minor children.
(9) R.T. Green holds 2,063 shares jointly with his spouse.
(10)Robert Fullhart holds 8,016 shares jointly with his spouse.


As of March 2, 1998, the only other person than those named above known to own more than 5% of the Company's Common Stock is the ESOP, which owned 976,127 shares, or 21.96% of the total shares outstanding. That number includes 384,784 shares held of record by the ESOP which are not allocated to employees and are pledged to secure repayment of indebtedness to the Company. Trustees of the ESOP are appointed by the Board of Directors and currently consists of Martin Stone, attorney, Coquille, Oregon, Tim Salisbury, Chief Financial Officer of Bay Area Hospital, and Antoinette M. Poole, Executive Vice President and Loan Administrator of the Company.


-page-

Agenda Item 2. Other Matters

The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting. However, if any other matters properly come before the Meeting or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.


VOTING AT THE MEETING

Each copy of this Proxy Statement sent to the Company's shareholders is accompanied by a proxy solicited by the Board of Directors of the Company for use at the 1998 Annual Meeting of Shareholders and any adjournments thereof. Only holders of record of Company common stock at the close of business on March 2, 1998, are entitled to notice of, and to vote at, the Meeting. At the Meeting, the Company's shareholders will vote on the election of Directors and on such other matters as may properly come before the Meeting. Shares represented by properly executed proxies will be voted at the Meeting in accordance with the instructions on the proxy. If no instructions are given, the shares represented thereby will be voted in favor of the persons nominated by the Board of Directors to serve as Directors, and in the discretion of the proxy holders on such other matters that may be considered at the Meeting.

A proxy may be revoked prior to its exercise at the Meeting by presentation of a proxy bearing a later date, by filing an instrument of revocation (personally or by mail) with the Secretary of the Company prior to the meeting, or by oral request if the shareholder is present at the meeting. Attendance at the meeting will not, of itself, revoke a proxy.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, AND SIGN THE
ACCOMPANYING PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE
ENCLOSED, POSTAGE-PAID ENVELOPE, EVEN IF THEY ARE PLANNING TO
ATTEND THE COMPANY'S MEETING.

The authorized capital stock of the Company consists of ten million (10,000,000) shares of Common Stock and five million (5,000,000) shares of Voting Preferred Stock, and five million (5,000,000) shares of Non-voting Preferred Stock. As of March 2, 1998, the Record Date, there were 4,445,486 shares of Common Stock issued and outstanding and entitled to vote at the Meeting. As of the Record Date, there were no shares of Preferred Stock outstanding.

A majority of the outstanding shares of Common Stock must be represented at the Meeting, in person or by proxy, to constitute a quorum for the transaction of business. An abstention from a given matter will not affect the presence of the shares as to determination of a quorum, nor will it affect the election of Directors. Directors are elected by a plurality of the votes; Directors receiving the most votes will be elected. Each such share is entitled to one vote. Shareholders do not have the right to accumulate votes for directors. As of the Record Date, there were 614 shareholders of record, not including those holding shares in "street name". As of the Record Date, officers, directors, and principal shareholders of the Company, together with their affiliates, had beneficial ownership of 858,951 shares, of which all are entitled to vote. The shares held by officers, directors and principal shareholders, which are entitled to be voted at the Meeting constitute 19.32% of the total shares outstanding and entitled to be voted at the Meeting.

-page-

INDEPENDENT AUDITORS

The Board of Directors designated KPMG Peat Marwick LLP, independent certified public accountants, as auditors for the Company for the year ended December 31, 1997. The audit services performed by such firm during 1997 included an examination of annual financial statements and audit related accounting matters. It is expected that KPMG Peat Marwick LLP will continue to serve as the Company's independent public accountants for 1998. It is anticipated that representatives of KPMG Peat Marwick LLP will not be present at the Meeting.



ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to shareholders may be obtained by written request to the Secretary of the Company at the address indicated above. Such Annual Report is not part of the proxy solicitation materials. The Company, upon written request to the Secretary of the Company by any person whose proxy is being solicited, will provide at no charge a copy of the Company's 1997 annual report on Form 10-KSB, without exhibits, filed with the Securities and Exchange Commission.



SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal for consideration at the Company's next annual meeting must be the beneficial owner of at least 1% or $1,000 in market value of common stock, and have held the stock for at least one year, and must submit the proposal no later than November 5, 1998. A shareholder submitting a proposal for consideration must provide the Company with his or her name, address and the number of shares held of record or beneficially, the dates upon which such shares were acquired and documentary evidence of such ownership. The shareholder, or a representative of the shareholder, must present the proposal for action at the meeting. At the shareholder's request, the Company will include with the proposal in the proxy statement mailed to shareholders in connection with the meeting, a statement of the shareholder in support of the proposal, which together with the proposal does not exceed 500 words. The Proxy Statement shall include the name, address and number of shares held of record or beneficially by the shareholder making the proposal. The Company may, under certain circumstances, omit from the proxy statement proposals and supporting statements.

DATED:    March 3, 1998
                              By order of the Board of Directors,

                              /s/ Chuck Brummel

                              Chuck Brummel
                              Chairman of the Board
                              President and Chief Executive Officer

NOTE: Your vote is important. Please send in your Proxy immediately, using the enclosed postage paid envelope.


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REVOCABLE PROXY

SECURITY BANK HOLDING COMPANY
ANNUAL MEETING OF SHAREHOLDERS
April 21, 1998

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Linda Goodwin and Rene Collins and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares of common stock of Security Bank Holding Company (the "Company") at the Annual Meeting to be held on April 21, 1998, and any adjournments thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1. Election of directors.     [ ] FOR all nominees     [ ] WITHHOLD
                              listed below (except     AUTHORITY
                              as marked to the         to vote for all
                              contrary below)          nominees listed
                                                       below


INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name below.

           Nominees for two year terms to expire 2000:
   Ronald C. LaFranchi  ***  R.T. Green  ***  Robert Fullhart

          Nominees for three year terms to expire 2001:
            William A. Lansing  ***  Glenn A. Thomas


2. Other Matters. At the discretion of the proxy holder, on such other business as may properly come before the meeting and any adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. Proxies may vote in their discretion as to other matters which may come before the meeting.

Number of Shares Held:


Dated:                   , 1998



                                   Please date and sign exactly as
                                   your name appears on your stock
                                   certificate(s) (which should
                                   be the same as the name on the
                                   address label on the envelope
                                   in which this proxy was sent
                                   to you), including designation
                                   as executor, trustee, etc., if
                                   applicable.  A corporation
                                   must sign its name by the
                                   president or other authorized
                                   officer.  All co-owners must
                                   sign.